UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 15, 2011
Date of Report (Date of Earliest event reported)

STAKOOL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24723	88-0393257
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

8640 Philips Highway, Suite 5, Jacksonville, FL  32256
 (Address of principal executive offices)  (Zip Code)

(904) 425-1209
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 – Financial Information

Item 2.01:  Completion of Acquisition or Disposition of Assets

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Dream Apartments, TV was developed in 2005 and incorporated in the state of Nevada as a wholly owned subsidiary of the Company. Dream Apartments TV is a diverse apartment advertising and search engine company for Apartments and properties in California and Nationwide. The company continues to develop Dream Apartments, TV; Stakool has been working on making the intellectual property of Dream Apts. more suited for 2011 and beyond. Stakool also was at work adding many aspects to the core structure enabling the Company to roll out our technology into apartment searching and finding properties. In the Company’s 2010 10-K, there was $58,000 invested on the books, which was written off. It was still a going concern, and has remained a going concern, with employees, lease holds, bank accounts and management.

The Company also continued to develop its wholly owned subsidiary Hong Kong Orient Express, Inc., a diversified platform for cellular payment transfers from the west coast of the USA to the Pacific Rim, as well as the transfer of encrypted data.  Hong Kong Orient Express, Inc. was previously using LinQpay, a company which Stakool had entered into an agreement with, mobile phone and data technology; however, because of the rescission of the agreement between Stakool and LinQpay, Stakool must develop the business of Hong Kong Orient Express, Inc. through its own networks and its own developing available technology.

However, since there may be a question as to the company’s status, and in order to provide transparency to the Company, we have filed a Form 10 Registration to provide information regarding both Stakool, Inc. and Anthus Life Corp.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements.

Updated historical interim financial statements of Anthus Life Corp for the six months ended June 30, 2011

(d) Exhibits.

13.1  Updated historical interim financial statements of Anthus Life Corp for the six months ended June 30, 2011

All other information contained in this report including the exhibits hereto shall be deemed furnished, and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2012	STAKOOL, INC.

By: /s/ Peter Hellwig
Peter Hellwig
President/CEO/Director

EXHIBIT INDEX

Exhibit No.	SEC Ref. No.	Title of Document

1	13.1	Updated historical interim financial statements of Anthus Life Corp for the six months ended June 30, 2011